UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. N/A)

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant § 240.14a-12

SEASONS BANCSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEASONS BANCSHARES, INC.
336 Blue Ridge Street
Blairsville, Georgia 30512
(706) 745-5588

April 29, 2005

Dear Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders on Wednesday, May 25, 2005 at 10:00 a.m. at our main office at 336 Blue Ridge Street in Blairsville, Georgia. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2005, as well as our plans for the future.

A copy of our Annual Report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this Proxy Statement.

Please take this opportunity to become involved in the affairs of Seasons Bancshares. Whether or not you expect to be present at the meeting, please mark, date and sign the enclosed proxy card, and return it to us as soon as possible in the envelope provided. Returning the proxy card WILL NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.

Sincerely,

/s/ David K. George

David K. George
President and Acting Chief Executive Officer

SEASONS BANCSHARES, INC.
336 Blue Ridge Street
Blairsville, Georgia 30512
(706) 745-5588

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 25, 2005

The annual meeting of shareholders of Seasons Bancshares, Inc. will be held on Wednesday, May 25, 2005, at 10:00 a.m. at our main office at 336 Blue Ridge Street in Blairsville, Georgia, for the following purposes:

(1)	To elect four (4) persons to serve as Class II Directors for a three-year term expiring in 2008;

(2)	To consider and vote upon the ratification of the appointment of Mauldin & Jenkins, L.L.C. as independent auditors for Seasons Bancshares, Inc. for the fiscal year ending December 31, 2005; and

(3)	To transact any other business as may properly come before the annual meeting or any adjournments of the annual meeting.

The Board of Directors has set the close of business on April 8, 2005 as the record date for determining the shareholders who are entitled to notice of and to vote at the annual meeting.

We hope that you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, we ask that you mark, date, sign, and return the enclosed proxy as soon as possible. If you attend the annual meeting in person, you may revoke your proxy at the annual meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

By Order of the Board of Directors,

/s/ David K. George

David K. George
President and Acting Chief Executive Officer

April 29, 2005

SEASONS BANCSHARES, INC.
336 Blue Ridge Street
Blairsville, Georgia 30512
(706) 745-5588

PROXY STATEMENT FOR 2005 ANNUAL MEETING

INTRODUCTION

Time and Place of the Annual Meeting

Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the 2005 Annual Meeting of Shareholders to be held on Wednesday, May 25, 2005 at 10:00 a.m. at our main office at 336 Blue Ridge Street in Blairsville, Georgia, and at any adjournments of the annual meeting.

Record Date and Mailing Date

The close of business on April 8, 2005 is the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. We first mailed this proxy statement and the accompanying proxy to shareholders on or about April 29, 2005.

Number of Shares Outstanding

As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value, authorized, of which 913,834 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the annual meeting.

VOTING AT THE ANNUAL MEETING

Proposals to Be Considered

Proposal 1: Election of Directors. Shareholders will be asked to vote on the election of four (4) persons to serve as Class II Directors of the Company for a three-year term expiring in 2008. The nominees for Class II Directors, as well as the continuing directors, are described beginning on page 3.

Proposal 2: Ratification of Auditors. Shareholders will be asked to consider and vote upon the ratification of the appointment of Mauldin & Jenkins, L.L.C. as independent auditors for the Company for the fiscal year ending December 31, 2005.

The Board of Directors recommends a vote FOR approval of both of these proposals.

Procedures for Voting by Proxy

If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy. If you sign and return your proxy but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees, and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the annual meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the Board of Directors.

You can revoke your proxy at any time before it is voted by delivering a written revocation of the proxy or a duly executed proxy bearing a later date to Nita Elliott, Chief Financial Officer of the Company, at the main office of the Bank, or by attending the annual meeting and voting in person.

Requirements for Shareholder Approval

A quorum will be present at the annual meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as “broker non-votes” with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

Proxy Solicitation

Seasons Bancshares pays for all costs associated with proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors consists of eleven (11) members and is divided into three classes which are as nearly equal in number as possible. The directors in each class serve for staggered terms of three years each. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the directors in the class. The Board of Directors unanimously recommends that the shareholders elect the persons identified below as Director Nominees to serve as Class II Directors for a three-year term expiring in 2008.

The following table sets forth for each nominee and each continuing director: (a) his or her name and age at December 31, 2004; (b) how long he or she has been a director of the Company; (c) his or her position(s) with the Company, other than as a director; and (d) his or her principal occupation and business experience for the past five years.

Name (Age)	Director Since	Position with the Company And Business Experience

Class II Director Nominees (For Three-Year Term Expiring 2008)

Lon A. Dillard (34)	2001	President and Owner of Appalachian Water, Inc.; President and Owner of Byers Well Drilling, Inc.

David K. George (48)	2001	President of the Company and the Bank; Senior Loan Officer of the Bank; previously Senior Vice President and Loan Officer of Bank of Hiawassee

Jeffrey H. Hall (46)	2001	Owner of Studio 129 (advertising company); Production Manager for Mountain Lake Publishing

T. Kenneth Kilpatrick (71)	2001	Superior Court Judge; Senior Judge

Class III Continuing Directors (Term Expiring 2006)

F. Darrell Mann (55)	2001	Owner of Real Estate Brokerage Business

Timothy A. Nelson (53)	2001	Owner of Depot Power Center, Inc. (retail power equipment); Director of Blue Ridge Fitness Center

Robert M. Thomas, Jr. (48)	2001	Chairman of the Board of Directors of the Company and the Bank; President and Owner of Thomas Insurance Group, Inc.

John Mark Turner (38)	2001	Owner of Mountain Eye Care (optometry practice)

Class I Continuing Directors (Term Expiring 2007)

James L. Burrell, Jr. (51)	2001	Owner of Burrell Farm (cattle farm)

Teresa L. Colditz (39)	2001	Owner of Colditz Trucking

John H. Ketner, Jr. (63) †	2003	Former Chief Executive Officer of the Company and Bank; previously President and Chief Executive Officer of Centennial Bank, Pinehurst, North Carolina
_________________________________
† Mr. Ketner resigned his position as Chief Executive Officer of the Company and the Bank effective March 28, 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF EACH THE DIRECTOR NOMINEES LISTED ABOVE.

Meetings and Committees of the Board

During the year ended December 31, 2004, the Board of Directors of Seasons Bancshares held ten (10) meetings. All incumbent directors attended at least 75% of the total number of meetings of Seasons Bancshares’ Board of Directors and committees of the board on which he or she serves.

Annual Meeting Attendance. Although the Company does not have a formal policy regarding its directors’ attendance at the annual meeting of shareholders, all directors are expected to attend the meeting. All of the directors attended last year’s annual meeting of shareholders, with the exception of Lon Dillard.

Nominating Committee. The Company does not have a standing nominating committee and has not adopted a nominating committee charter. Rather, the full Board of Directors participates in the consideration of director nominees. All of the Company’s directors, with the exception of David K. George, are independent directors under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. In accordance with the Nasdaq SmallCap Market listing requirements, the Company’s director nominees are approved by a majority of the independent directors. Since the Company is a small business issuer and only one of its directors is not independent, the Company believes a standing nominating committee is not necessary. See “Director Nominations and Shareholder Communications” on page 12.

Human Resources Committee. The Board of Directors has established a Human Resources Committee which establishes compensation levels for non-executive officers of the Company, reviews management organization and development, and reviews significant employee benefit programs. The Human Resources Committee recommends compensation levels for executive officers of the Company to the Board of Directors for approval by a majority of the independent directors and a majority of the directors. However, no director who is also an executive officer of the Company participates in the deliberation or voting by the Board of Directors or the Human Resources Committee relating to his compensation. The Human Resources Committee also administers the Company’s equity compensation programs, including the Seasons Bancshares, Inc. 2001 Stock Incentive Plan. The Human Resources Committee is chaired by John Mark Turner and also includes Lon Dillard and Teresa Colditz. The Human Resources Committee did not hold any meetings during the year ended December 31, 2004.

Audit, Compliance, CRA and IT Committee. The Board of Directors has established an Audit, Compliance, CRA and IT Committee which is directly responsible for appointing (and dismissing) the independent public accountants to conduct audits of the Company’s financial statements and to perform other permissible non-audit services. This committee also reviews the independence and qualifications of the Company’s auditors, the planned scope of the annual audit, any changes in accounting principles, and the effectiveness and efficiency of the Company’s and its subsidiary’s internal accounting staff. Additionally, the Audit, Compliance, CRA and IT Committee provides oversight to the Company’s and its subsidiary’s compliance with regulatory rules and regulations, including the Community Reinvestment Act (CRA) and the Information Technology (IT) Act.

The Audit, Compliance, CRA and IT Committee consists of Darrell Mann, Teresa Colditz, James Burrell and Robert Thomas. All of the members of this committee are independent directors under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. Although none of the Audit, Compliance, CRA and IT Committee members meets the criteria specified under applicable Securities and Exchange Commission (“SEC”) regulations for an “audit committee financial expert,” the board believes that each member has the financial knowledge, business experience and independent judgment necessary for service on the committee. The Audit, Compliance, CRA and IT Committee held two (2) meetings during the year ended December 31, 2004.

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of Seasons Bancshares’ 2004 audited consolidated financial statements.

w	The Audit Committee has reviewed and discussed Seasons Bancshares’ 2004 audited consolidated financial statements with Seasons Bancshares’ management;

w
The Audit Committee has discussed with the independent auditors, Mauldin & Jenkins, LLC, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of Seasons Bancshares’ consolidated financial statements;

w
The Audit Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor’s independence from the corporation and its related entities) and has discussed with the auditors the auditors’ independence from Seasons Bancshares; and

w
Based on review and discussions of Seasons Bancshares’ 2004 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that Seasons Bancshares’ 2004 audited consolidated financial statements be included in Seasons Bancshares’s Annual Report on Form 10-KSB.

March 24, 2005	Audit Committee:
F. Darrell Mann
Teresa L. Colditz
James L. Burrell
Robert M. Thomas, Jr.

Audit Committee Charter

The Board of Directors has not adopted a written charter for the Audit Committee.

EXECUTIVE OFFICERS

The following table shows for each executive officer of Seasons Bancshares: (a) his or her name and age at December 31, 2004; (b) how long he or she has been an officer of the Company; and (c) his or her position(s) with the Company.

Name (Age)	Officer Since	Positions with the Company and the Bank

Nita Elliott (54)	2001	Chief Financial Officer of the Company and the Bank

David K. George (48)	2001	President and Acting Chief Executive Officer of the Company and the Bank; Senior Loan Officer of the Bank

Compensation of Executive Officers

Summary Compensation Table. The following table presents the total compensation of the Company paid during fiscal years 2003 and 2004 to its chief executive officer and president. No other executive officers of the Company earned over $100,000 in salary and bonus during fiscal year 2004.

		Annual Compensation				Long-Term Compensation
Name and Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)	Number of Securities Underlying Options	All Other Compensation(1) ($)

John H. Ketner, Jr., (2)	2004	$100,000		$0	$0	30,000
Chief Executive Officer	2003	$4,100	(3)
David K. George,	2004	$115,000		$0	$0	25,000
President	2003	$94,000		$0	$0	0

(1)
We have omitted information on “perks” and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission’s regulations.

(2)	Mr. Ketner resigned his position as Chief Executive Officer of the Company and the Bank effective March 28, 2005.
(3)	Consists of salary paid to Mr. Ketner for his service as chief executive officer from December 14 to December 31, 2003 at an annualized rate of $100,000.

Employment Agreements

David K. George — We have entered into a three-year employment agreement with David K. George regarding Mr. George’s employment as president and senior loan officer of Seasons Bancshares and Seasons Bank. Under the terms of the agreement, Mr. George will receive a base salary of $100,000 per year. Also, Mr. George shall be entitled to receive annual bonus compensation in an amount equal to 10% of his base salary, as of the first fiscal month that Seasons Bank attains pre-tax profits, and annual bonus compensation in an amount equal to 15% of his base salary, as of the time that Seasons Bank attains cumulative profitability. Seasons Bank will also provide Mr. George with health and life insurance, membership fees to a country club and an automobile for business and personal use.

At the end of each succeeding year of Mr. George’s agreement, the agreement will be extended for an additional day so that the unexpired term is always three years, unless either of the parties to the agreement gives notice of his or its intent not to extend the agreement. We will be obligated to pay Mr. George his base salary for six months if Mr. George becomes permanently disabled.

We will be obligated to pay Mr. George his base salary for 12 months if either Seasons Bank terminates Mr. George’s employment without cause, or Mr. George terminates his employment for cause.

Additionally, upon a change of control of Seasons Bancshares, Mr. George will be entitled to severance compensation in an amount equal to two times his then effective base salary if Seasons Bancshares or its successor terminates his employment other than for cause. Cause for terminating employment is defined in the agreement.

The agreement also generally provides that, for a period of 12 months following the termination of Mr. George’s employment, he will not compete with Seasons Bank in the banking business nor solicit our customers nor our employees. The non-competition and non-solicitation provisions of the agreement apply if Mr. George terminates his employment without cause or in connection with a change of control, or if we terminate his employment with or without cause.

Director Compensation

Neither the Company nor the Bank will separately compensate its directors for their service as directors until the Bank earns a cumulative profit. Thereafter, the Bank will adopt compensatory policies for its directors that conform to applicable law.

Beneficial Ownership of Securities

The following table sets forth, as of March 31, 2005, the number of shares of the Company’s common stock that are beneficially owned by (a) each director of the Company, (b) each executive officer of the Company, and (c) all executive officers and directors as a group. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his or her shares. Additionally, the address of each person is c/o Seasons Bancshares, Inc., 336 Blue Ridge Street, Blairsville, Georgia 30512.

Information relating to beneficial ownership of the Company is based upon “beneficial ownership” concepts set forth in the rules promulgated under the Securities Exchange Act. Under these rules a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of a security, or “investment power,” which includes the power to dispose or to direct the disposition of a security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days of the date of this Annual Report on Form 10-KSB.

Name	Number of Shares	Percent of Class	Nature of Beneficial Ownership

David K. George	56,896	6.0	Includes options to purchase 15,230 shares and a warrant to purchase 16,666 shares that are exercisable within 60 days of the record date.
James L. Burrell, Jr.	46,415	5.0	Includes 12,432 shares owned by and IRA for the benefit of Mr. Burrell’s spouse and 13,333 shares that Mr. Burrell has the right to purchase by exercising a warrant within 60 days of the record date.
Teresa L. Colditz	33,333	3.6	Includes 13,333 shares that Ms. Colditz has the right to purchase by exercising a warrant within 60 days of the record date.
Lon A. Dillard	41,666	4.5	Includes 16,666 shares that Mr. Dillard has the right to purchase by exercising a warrant within 60 days of the record date.
Nita Elliott	2,500	*	Includes options to purchase 2,000 shares that are exercisable within 60 days of the record date.
Jeffrey H. Hall	18,333	2.0	Includes 7,333 shares that Mr. Hall has the right to purchase by exercising a warrant within 60 days of the record date.

Name	Number of Shares	Percent of Class	Nature of Beneficial Ownership

John H Ketner, Jr. †	10,300	1.1	Includes options to purchase 10,000 shares that are exercisable within 60 days of the record date.
T. Kenneth Kilpatrick	1,666	*	Includes 666 shares that Mr. Kilpatrick has the right to purchase by exercising a warrant within 60 days of the record date.
F. Darrell Mann	35,951	3.9	Includes 14,380 shares that Mr. Mann has the right to purchase by exercising a warrant within 60 days of the record date.
Timothy A. Nelson	65,358	7.0	Includes 358 shares owned by Mr. Nelson’s spouse and 26,000 shares that Mr. Nelson has the right to purchase by exercising a warrant within 60 days of the record date.
Robert M. Thomas, Jr.	62,820	6.7	Includes 320 shares owned by Mr. Thomas’ spouse and 25,000 shares that Mr. Thomas has the right to purchase by exercising a warrant within 60 days of the record date.
John Mark Turner	33,475	3.6	Includes 13,390 shares that Mr. Turner has the right to purchase by exercising a warrant within 60 days of the record date.

All directors and executive officers as a group (12 persons)	408,713	37.6
________________________________
* Less than 1% of class
† Mr. Ketner resigned his position as Chief Executive Officer of the Company and the Bank effective March 28, 2005.

Related Party Transactions

We anticipate that our directors, officers and their affiliates, including members of their families or businesses and other organizations with which they are associated, will have banking and other transactions in the ordinary course of business with the Bank. It will be the policy of the Bank that any loans or other transactions with those persons or entities (a) will be made in accordance with applicable law and the Bank’s lending policies, (b) will be made on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated parties of similar standing, and (c) will not be expected to involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. In addition, all future transactions with our directors, officers and their affiliates are intended to be on terms no less favorable than could be obtained from an unaffiliated third party, and must be approved by a majority of our directors, including a majority of the directors who do not have an interest in the transaction.

Option Grants in Fiscal Year 2004

There were no stock options granted to executive officers in 2004.

Options Exercised in Fiscal Year 2004

No options were exercised by our named executive officers in fiscal year 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows the number of shares underlying stock options held by the executive officers named in the summary compensation table. Also reported are the values for “in-the-money” options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Bank’s common stock.

			Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the- Money Options at December 31, 2004
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
John H. Ketner, Jr.	0	0	10,000	20,000	$0	$0
David K. George	0	0	7,615	15,231	$0	$0
Nita Elliott	0	0	1,000	2,000	$0	$0

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act (“Section 16”) requires the directors and certain officers of the Company, and persons who beneficially own more than 10% of the Company’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and any other equity securities of the Company. The Company is required to identify each director, officer or beneficial owner of more than 10% of the Company’s common stock who failed to timely file any such report with the SEC. The Company is not aware that any person beneficially owns more than 10% of the Company’s common stock. To our knowledge, based solely on a review of the copies of these reports furnished to the Company during the fiscal year ended December 31, 2004, each of our outside directors complied with the requirements of Section 16.

Principal Accountant Fees And Services

The following table sets forth the fees billed to the Company for the years ended December 31, 2004 and 2003 by Mauldin & Jenkins, LLC:

	2004	2003
Audit fees	$27,500	24,000
Audit-related fees	-	2,137
Tax fees	3,500	3,000
All other fees	5,031	-
Total Fees	$36,031	29,137

Audit Fees

Audit fees represent fees billed by Mauldin & Jenkins for professional services rendered in connection with the (1) audit of the Company’s annual financial statements for 2004 and 2003 and (2) review of the financial statements included in the Company’s quarterly filings on Form 10-QSB and annual filings on Form 10-KSB.

Audit-Related Fees

Mauldin & Jenkins billed no fees for audit-related services during 2004 and $2,137 for audit-related services during 2003.

Tax Fees

Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered by Mauldin & Jenkins for tax compliance, tax advice and tax planning.

All Other Fees

Mauldin & Jenkins billed $5,031 for consulting on a new branch during 2004.

The fees billed by Mauldin & Jenkins are pre-approved by the Audit Committee of the Company in accordance with the policies and procedures for the Audit Committee. The Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent auditors and may not engage the independent auditors to perform any prohibited non-audit services. For 2004, 100% of the fees incurred were pre-approved.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit, Compliance, CRA and IT Committee has appointed Mauldin & Jenkins, L.L.C., independent certified public accountants, as independent auditors for the Company and the Bank for the current fiscal year ending December 31, 2005, subject to ratification by the shareholders. Mauldin & Jenkins, L.L.C. has advised the Company that neither the firm nor any of its partners has any direct or material interest in the Company or the Bank except as auditors and independent certified public accountants of the Company and the Bank. If the shareholders do not ratify the appointment of Mauldin & Jenkins, L.L.C., the appointment will be reconsidered.

A representative of Mauldin & Jenkins, L.L.C. will be present at the annual meeting and will be given the opportunity to make a statement on behalf of the firm if he or she so desires. A representative of Mauldin & Jenkins, L.L.C. is also expected to respond to appropriate questions from shareholders.

The appointment of Mauldin & Jenkins, L.L.C. as independent auditors for the Company for fiscal year ending December 31, 2005 requires approval by the affirmative vote of the holders of shares of common stock representing a majority of the votes cast at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
APPROVAL OF THE APPOINTMENT OF MAULDIN & JENKINS. L.L.C. AS INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 2005.

DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

Director Nominations. The full Board of Directors of Seasons Bancshares participates in the consideration of director nominees. The Board has not adopted a formal policy or process for identifying or evaluating nominees but informally may solicit and consider recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of Seasons Bancshares, and professionals in the financial services and other industries. Similarly, the Board does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee’s business experience; knowledge of the Company and the financial services industry; experience in serving as a director of the Seasons Bancshares or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by Seasons Bancshares; commitment to and availability for service as a director; and any other factors the Board deems relevant. The Board has never received a director-nominee recommendation from a shareholder and, as a result, has not adopted a specific policy regarding the Board’s consideration of such a recommendation. The Board anticipates, however, that it would evaluate shareholder-recommended nominees in the same manner as all other nominees.

Shareholder Proposals. To be included in the Company’s 2006 proxy statement, shareholder proposals submitted for consideration at the 2006 annual meeting of shareholders must be received by the Company no later than January 18, 2006. Proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any proposal received after March 1, 2006. SEC Rule 14a-8 provides additional information regarding the content and procedure applicable to the submission of shareholder proposals to be included in the Company’s 2006 proxy statement.

Shareholder Communications. Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and by sending it to the Secretary of the Company at the Company’s principal office at 336 Blue Ridge Street, Blairsville, Georgia 30512.

The Secretary will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters that may be brought before the annual meeting. If, however, any matters other than those described in the Notice of Annual Meeting of Shareholders, should properly come before the annual meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxy holders.

If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

April 29, 2005

SEASONS BANCSHARES, INC.
PROXY
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 25, 2005

The undersigned hereby appoints John Mark Turner, Robert M. Thomas, Jr. and Nita Elliott, or any one of them, as proxies, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all of the common stock of Seasons Bancshares, Inc., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at our main office at 336 Blue Ridge Street in Blairsville, Georgia on Wednesday, May 25, 2005, at 10:00 a.m. and at any adjournments of the annual meeting, upon the proposals described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSALS.

PROPOSAL 1:	To elect the four (4) persons listed below to serve as Class II Directors of Seasons Bancshares, Inc. for a three-year term expiring at the 2008 Annual Meeting of Shareholders:

w Lon A. Dillard	w David K. George	w Jeffrey H. Hall	w T. Kenneth Kilpatrick

☐	FOR all nominees listed above (except as indicated below)	☐	WITHHOLD authority to vote for all nominees listed above

INSTRUCTION: To withhold authority for any individual nominee, mark “FOR” above, and write the nominee’s name in this space ________________________________________________________________________.

PROPOSAL 2:	To ratify the appointment of Mauldin & Jenkins, L.L.C. as independent auditors for Seasons Bancshares, Inc. for the fiscal year ending December 31, 2005.

☐	FOR ratification of the appointment of independent auditors listed above	☐	WITHHOLD authority to vote for ratification of appointment of independent auditors listed above

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction to the contrary is indicated, it will be voted for the proposals. Discretionary authority is hereby conferred as to all other matters which may come before the annual meeting.

If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature of Shareholder	Date

Signature of Shareholder	Date

Print Name(s) of Shareholder(s)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

I WILL _____________    WILL NOT ____________ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

PLEASE RETURN PROXY AS SOON AS POSSIBLE